United States

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________

Amendment No. 1

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 16, 2015

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Greenwich Street, New York, New York (Address of principal executive offices)		10013 (Zip Code)

(212) 559-1000

(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.

Amendment No. 1

Current Report on Form 8-K/A

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K of Citigroup Inc. (Citigroup), filed on December 18, 2015 (the Original Form 8-K), as the Board of Directors of Citigroup (the Board) had not determined committee assignments for Mses. Ellen Costello and Renee James as of the filing of the Original Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2016, the Board appointed, effective immediately, Ms. Costello to its Audit Committee and Ms. James to the Risk Management Committee and the Operations & Technology Committee. The Board has determined that they satisfy all applicable requirements to serve on such committees, including without limitation the applicable requirements of the New York Stock Exchange Listed Company Manual, the Securities Exchange Act of 1934 and Citigroup’s Corporate Governance Guidelines. . In addition, Ms. Costello joined the Board of Directors of Citibank, N.A. on January 15, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: February 1, 2016
	By:	/s/ Rohan Weerasinghe
Rohan Weerasinghe
General Counsel and Corporate Secretary